Supplement dated May 20, 2021
to the Thrivent Core Funds Statement of Additional Information (“SAI”) dated February 28, 2021
Effective immediately, the following nonfundamental investment restriction is removed from the “Investment Policies and Restrictions – Investment Limitations” section:
None of the Funds may not purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund’s total assets are outstanding. The Funds intend to limit borrowings to amounts borrowed from a bank or reverse repurchase agreements (insofar as they are considered borrowings).
Please include this Supplement with your Statement of Additional Information.